UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

SYMBOTIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)

(987) 284-2800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Commercial Agreement

On January 27, 2025, in connection with the completion of the transactions under the Purchase Agreement (as defined below) (the “Closing”), Symbotic LLC, a Delaware limited liability company (“Symbotic LLC”), and Walmart Inc., a Delaware corporation (“Walmart”), entered into a Master Automation Agreement (the “Commercial Agreement” and together with the transactions under the Purchase Agreement, the “Transactions”), which sets forth the terms and conditions governing the development, manufacture and installation of accelerated pickup and delivery systems (“APDs”) by Symbotic LLC for Walmart. The Commercial Agreement provides for a commitment, subject to the satisfaction of defined system performance metrics of the APDs, from Walmart to purchase 400 APDs, with an option for Walmart to purchase an additional 200 APDs (the “Additional APD Option”), exercisable by Walmart within 30 days following acceptance of the 220th APD under the terms of the Commercial Agreement. For each APD, Walmart will pay Symbotic LLC: (a) the cost of implementation, including the cost of material and labor, plus a specified net profit amount; (b) for software maintenance and support; and (c) for spare parts and other miscellaneous expenses. Pursuant to the terms and conditions of the Commercial Agreement, Walmart will also pay Symbotic LLC a total of $520,000,000 of research and development fees relating to the development and production of prototypes and other research and development, with $230,000,000 payable at Closing, $165,000,000 payable one year after Closing and $125,000,000 payable two years after Closing. Under certain specified circumstances, if Symbotic LLC commercializes substantially similar APDs (or the software used within such APDs) with third parties, Walmart may be entitled to a royalty fee paid by Symbotic LLC.

Pursuant to the terms and conditions of the Commercial Agreement, for so long as Walmart continues to own greater than 5% of the fully diluted equity interests of Symbotic Inc., a Delaware corporation (“Symbotic”), Walmart will have the right to confidentially recommend to the nominating and corporate governance committee of Symbotic’s board of directors (the “Board”) an individual for nomination to the Board. The individual designated by Walmart must qualify as an “independent director” under NASDAQ listing standards and under Rule 10A-3 of the Exchange Act (as defined below) and must also satisfy certain other independence criteria and requirements set forth in the Commercial Agreement. Additionally, the Commercial Agreement will extend Walmart’s existing right, pursuant to Section 5.3 of that certain Investment and Subscription Agreement (the “Investment and Subscription Agreement”), dated December 12, 2021, by and between Symbotic Holdings LLC, a Delaware limited liability company (f.k.a. Warehouse Technologies LLC), and Walmart, to designate a Walmart employee of a certain seniority level to attend all meetings of the Board in a nonvoting observer capacity through the later of (a) the term of the Investment and Subscription Agreement and (b) the date that Walmart no longer has the right to recommend an individual for election to the Board pursuant to the terms of the Commercial Agreement. The Commercial Agreement will also require Symbotic LLC to provide certain systems and services on terms and conditions with respect to pricing that are substantially no less favorable to Walmart (in the aggregate) than those of any other customer of Symbotic LLC with regard to those systems and services.

The initial term of the Commercial Agreement will expire on the twelfth anniversary of its execution and delivery. At any time, either party will be able to terminate the Commercial Agreement in the event of insolvency of the other party or a material breach of the other party that has not been cured. Walmart will also be able to terminate the Commercial Agreement at any time if Symbotic LLC fails to meet certain performance standards or undergoes certain change of control transactions. Pursuant to the terms and conditions of the Commercial Agreement, Symbotic LLC will be subject to certain restrictions on its ability to sell or license its products and services to a specified company or its subsidiaries, affiliates or dedicated service providers, including a quantitative limit regarding the sale or license of systems to third parties.

The foregoing summary description of the Commercial Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Commercial Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 28, 2025, Symbotic issued a press release announcing the Commercial Agreement described above and the completion of its previously announced acquisition of Walmart Advanced Systems & Robotics Inc., a Delaware corporation and wholly owned subsidiary of Walmart Inc., pursuant to the terms of a Purchase and Sale Agreement (the “Purchase Agreement”) dated as of January 15, 2025 between Symbotic and Walmart. A copy of the press release is attached hereto as Exhibit 99.1. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning Symbotic’s possible or assumed future actions, business strategies, events, backlog, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Symbotic is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Symbotic has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Symbotic’s filings with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the Transactions described herein; business disruption following the Transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements entered into in connection with the Transactions, including the Commercial Agreement; the effect of the Transactions on Symbotic’s business relationships, performance, and business generally; the amount of the costs, fees, expenses and other charges related to the Transactions; and other consequences associated with joint ventures and legislative and regulatory actions and reforms.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. All subsequent written and oral forward-looking statements concerning Symbotic, the Transactions or other matters and attributable to Symbotic or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01	Financial Statement and Exhibits.

Exhibit	Description

10.1*++	Master Automation Agreement, by and between Walmart Inc. and Symbotic LLC, dated as of January 27, 2025.

99.1	Press Release, dated January 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

++

Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted pursuant to Item 1.01 of Form 8-K and Item 601(b)(10)(iv) of Regulation S-K, because Symbotic customarily and actually treats such information as private or confidential and the omitted information is not material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2025

Symbotic Inc.

By:	/s/ Carol Hibbard
Name:	Carol Hibbard
Title:	Chief Financial Officer